Exhibit 107

Calculation of Filing Fee Tables

S-1/A

(Form Type)

ProShares Trust II

(Exact Name of Registrant as Specified in its Charter)

Table 1: Newly Registered and Carry Forward Securities

	Security Type	Security Class Title	Fee Calculation or Carry Forward Rule	Amount Registered	Proposed Maximum Offering Price Per Unit	Maximum Aggregate Offering Price	Fee Rate	Amount of Registration Fee	Carry Forward Form Type	Carry Forward File Number	Carry Forward Initial effective date	Filing Fee Previously Paid In Connection with Unsold Securities to be Carried Forward

Newly Registered Securities

Fees to Be Paid	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a

Fees Previously Paid	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a

Carry Forward Securities

Carry Forward Securities	exchange-traded vehicle security	ProShares VIX Mid-Term Futures ETF Common Units of Beneficial Interest	Rule 415(a)(6)	$233,804,446	n/a	$233,804,446		$27,168	S-1	File No. 333-261092	December 3, 2021	$27,168

	Total Offering Amounts					$233,804,446		$27,168

	Total Fees Previously Paid							$27,168

	Total Fee Offsets							$0

	Net Fee Due							$0

	Security Type	Security Class Title	Fee Calculation or Carry Forward Rule	Amount Registered	Proposed Maximum Offering Price Per Unit	Maximum Aggregate Offering Price	Fee Rate	Amount of Registration Fee	Carry Forward Form Type	Carry Forward File Number	Carry Forward Initial effective date	Filing Fee Previously Paid In Connection with Unsold Securities to be Carried Forward

Newly Registered Securities

Fees to Be Paid	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a

Fees Previously Paid	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a

Carry Forward Securities(1)

Carry Forward Securities	exchange-traded vehicle security	ProShares Ultra Bloomberg Natural Gas Common Units of Beneficial Interest	Rule 415(a)(6)	$640,262,530	n/a	$882,603,430		$60,202	S-1	File No. 333-261092	December 3, 2021	$60,202

	Total Offering Amounts					$882,603,430		$82,667

	Total Fees Previously Paid							$82,667

	Total Fee Offsets							$0

	Net Fee Due							$0

(1)

Another series of the Registrant that is registering the offering of Common Units of Beneficial Interest pursuant to this Registration Statement, ProShares UltraShort Silver, is carrying forward a portion of the value of the unsold Common Units of Beneficial Interest offered thereby pursuant to the Registration Statement on Form S-1, as amended (File No. 333-261092), which was initially filed with the SEC on November 16, 2021 and declared effective by the SEC on December 3, 2021 (the “Prior S-1 Registration Statement”). ProShares UltraShort Silver is not carrying forward the remaining $150,000,000 value of the unsold Common Units of Beneficial Interest offered thereby pursuant to the Prior S-1 Registration Statement. Pursuant to Rule 457(p) under the 1933 Act, the Registrant hereby offsets a portion of the remaining amount of the registration fee due in connection with the registration of $181,755,675 in additional value of Common Units of Beneficial Interest relating to ProShares Ultra Bloomberg Natural Gas by allocating the credit received from the registration fees previously paid ($17,430) in connection with unsold Common Units of Beneficial Interest relating to ProShares UltraShort Silver. Another series of the Registrant that is registering the offering of Common Units of Beneficial Interest pursuant to this Registration Statement, ProShares UltraShort Euro, is carrying forward a portion of the value of the unsold Common Units of Beneficial Interest offered thereby pursuant to the Prior S-1 Registration Statement. ProShares UltraShort Euro is not carrying forward the remaining $25,000,000 value of the unsold Common Units of Beneficial Interest offered thereby pursuant to the Prior S-1 Registration Statement. Pursuant to Rule 457(p) under the 1933 Act, the Registrant hereby offsets a portion of the remaining amount of the registration fee due in connection with the registration of $$30,292,613 in additional value of Common Units of Beneficial Interest relating to ProShares Ultra Bloomberg Natural Gas by allocating the credit received from the registration fees previously paid ($2,518) in connection with unsold Common Units of Beneficial Interest relating to ProShares UltraShort Euro. Another series of the Registrant that is registering the offering of Common Units of Beneficial Interest pursuant to this Registration Statement, ProShares UltraShort Yen, is carrying forward a portion of the value of the unsold Common Units of Beneficial Interest offered thereby pursuant to the Prior S-1 Registration Statement. ProShares UltraShort Yen is not carrying forward the remaining $25,000,000 value of the unsold Common Units of Beneficial Interest offered thereby pursuant to the Prior S-1 Registration Statement. Pursuant to Rule 457(p) under the 1933 Act, the Registrant hereby offsets a portion of the remaining amount of the registration fee due in connection with the registration of $30,292,613 in additional value of Common Units of Beneficial Interest relating to ProShares Ultra Bloomberg Natural Gas by allocating the credit received from the registration fees previously paid ($2,518) in connection with unsold Common Units of Beneficial Interest relating to ProShares UltraShort Yen.

	Security Type	Security Class Title	Fee Calculation or Carry Forward Rule	Amount Registered	Proposed Maximum Offering Price Per Unit	Maximum Aggregate Offering Price	Fee Rate	Amount of Registration Fee	Carry Forward Form Type	Carry Forward File Number	Carry Forward Initial effective date	Filing Fee Previously Paid In Connection with Unsold Securities to be Carried Forward

Newly Registered Securities

Fees to Be Paid	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a

Fees Previously Paid	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a

Carry Forward Securities(1)

Carry Forward Securities	exchange-traded vehicle security	ProShares UltraShort Bloomberg Natural Gas Common Units of Beneficial Interest	Rule 415(a)(6)	$508,579,068	n/a	$1,108,579,068		$55,486	S-1	File No. 333-261092	December 3, 2021	$55,486

	Total Offering Amounts					$1,108,579,068		$111,106

	Total Fees Previously Paid							$111,106

	Total Fee Offsets							$0

	Net Fee Due							$0

(1)

Another series of the Registrant that is registering the offering of Common Units of Beneficial Interest pursuant to a separate Registration Statement on Form S-3, as amended (File No. 333-259558), which was initially filed with the SEC on September 15, 2021 (the “New Commodity S-3 Registration Statement”), ProShares UltraShort Bloomberg Crude Oil, is carrying forward a portion of the value of the unsold Common Units of Beneficial Interest offered thereby pursuant to the Registration Statement on Form S-3, as amended (File No. 333-253163), which was initially filed with the SEC on February 16, 2021 and declared effective by the SEC on March 29, 2021 (the “Prior Commodity S-3 Registration Statement”). ProShares UltraShort Bloomberg Crude Oil is not carrying forward the remaining $228,505,400 value of the unsold Common Units of Beneficial Interest offered thereby pursuant to the Prior Commodity S-3 Registration Statement. Pursuant to Rule 457(p) under the 1933 Act, the Registrant hereby offsets a portion of the remaining amount of the registration fee due in connection with the registration of $319,956,855 in additional value of Common Units of Beneficial Interest relating to ProShares UltraShort Bloomberg Natural Gas by allocating the credit received from the registration fees previously paid ($29,660) in connection with unsold Common Units of Beneficial Interest relating to ProShares UltraShort Bloomberg Crude Oil. Another series of the Registrant that is registering the offering of Common Units of Beneficial Interest pursuant to the New Commodity S-3 Registration Statement, ProShares Ultra Silver, is carrying forward a portion of the value of the unsold Common Units of Beneficial Interest offered thereby pursuant to the Prior Commodity S-3 Registration Statement. ProShares Ultra Silver is not carrying forward the remaining $200,000,000 value of the unsold Common Units of Beneficial Interest offered thereby pursuant to the Prior Commodity S-3 Registration Statement. Pursuant to Rule 457(p) under the 1933 Act, the Registrant hereby offsets a portion of the remaining amount of the registration fee due in connection with the registration of $280,043,145 in additional value of Common Units of Beneficial Interest relating to ProShares UltraShort Bloomberg Natural Gas by allocating the credit received from the registration fees previously paid ($25,960) in connection with unsold Common Units of Beneficial Interest relating to ProShares Ultra Silver.

	Security Type	Security Class Title	Fee Calculation or Carry Forward Rule	Amount Registered	Proposed Maximum Offering Price Per Unit	Maximum Aggregate Offering Price	Fee Rate	Amount of Registration Fee	Carry Forward Form Type	Carry Forward File Number	Carry Forward Initial effective date	Filing Fee Previously Paid In Connection with Unsold Securities to be Carried Forward

Newly Registered Securities

Fees to Be Paid	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a

Fees Previously Paid	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a

Carry Forward Securities(1)

Carry Forward Securities	exchange-traded vehicle security	ProShares UltraShort Silver Common Units of Beneficial Interest	Rule 415(a)(6)	$139,174,409	n/a	$139,174,409		$16,172	S-1	File No. 333-261092	December 3, 2021	$16,172

	Total Offering Amounts					$139,174,409		$16,172

	Total Fees Previously Paid							$16,172

	Total Fee Offsets							$0

	Net Fee Due							$0

(1)

Another series of the Registrant that is registering the offering of Common Units of Beneficial Interest pursuant to this Registration Statement, ProShares Ultra Bloomberg Natural Gas, is carrying forward a portion of the value of the unsold Common Units of Beneficial Interest offered thereby pursuant to the Prior S-1 Registration Statement. ProShares UltraShort Silver is not carrying forward the remaining $150,000,000 value of the unsold Common Units of Beneficial Interest offered thereby pursuant to the Prior S-1 Registration Statement. Pursuant to Rule 457(p) under the 1933 Act, the Registrant hereby offsets a portion of the remaining amount of the registration fee due in connection with the registration of $181,755,675 in additional value of Common Units of Beneficial Interest relating to ProShares Ultra Bloomberg Natural Gas by allocating the credit received from the registration fees previously paid ($17,430) in connection with unsold Common Units of Beneficial Interest relating to ProShares UltraShort Silver.

	Security Type	Security Class Title	Fee Calculation or Carry Forward Rule	Amount Registered	Proposed Maximum Offering Price Per Unit	Maximum Aggregate Offering Price	Fee Rate	Amount of Registration Fee	Carry Forward Form Type	Carry Forward File Number	Carry Forward Initial effective date	Filing Fee Previously Paid In Connection with Unsold Securities to be Carried Forward

Newly Registered Securities

Fees to Be Paid	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a

Fees Previously Paid	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a

Carry Forward Securities

Carry Forward Securities	exchange-traded vehicle security	ProShares UltraShort Gold Common Units of Beneficial Interest	Rule 415(a)(6)	$71,290,164	n/a	$71,290,164		$8,984	S-1	File No. 333-261092	December 3, 2021	$8,984

	Total Offering Amounts					$71,290,164		$8,984

	Total Fees Previously Paid							$8,984

	Total Fee Offsets							$0

	Net Fee Due							$0

	Security Type	Security Class Title	Fee Calculation or Carry Forward Rule	Amount Registered	Proposed Maximum Offering Price Per Unit	Maximum Aggregate Offering Price	Fee Rate	Amount of Registration Fee	Carry Forward Form Type	Carry Forward File Number	Carry Forward Initial effective date	Filing Fee Previously Paid In Connection with Unsold Securities to be Carried Forward

Newly Registered Securities

Fees to Be Paid	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a

Fees Previously Paid	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a

Carry Forward Securities

Carry Forward Securities	exchange-traded vehicle security	ProShares UltraShort Australian Dollar Common Units of Beneficial Interest	Rule 415(a)(6)	$57,562,542	n/a	$57,562,542		$6,689	S-1	File No. 333-261092	December 3, 2021	$6,689

	Total Offering Amounts					$57,562,542		$6,689

	Total Fees Previously Paid							$6,689

	Total Fee Offsets							$0

	Net Fee Due							$0

	Security Type	Security Class Title	Fee Calculation or Carry Forward Rule	Amount Registered	Proposed Maximum Offering Price Per Unit	Maximum Aggregate Offering Price	Fee Rate	Amount of Registration Fee	Carry Forward Form Type	Carry Forward File Number	Carry Forward Initial effective date	Filing Fee Previously Paid In Connection with Unsold Securities to be Carried Forward

Newly Registered Securities

Fees to Be Paid	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a

Fees Previously Paid	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a

Carry Forward Securities

Carry Forward Securities	exchange-traded vehicle security	ProShares Ultra Euro Common Units of Beneficial Interest	Rule 415(a)(6)	$28,620,131	n/a	$28,620,131		$3,326	S-1	File No. 333-261092	December 3, 2021	$3,326

	Total Offering Amounts					$28,620,131		$3,326

	Total Fees Previously Paid							$3,326

	Total Fee Offsets							$0

	Net Fee Due							$0

	Security Type	Security Class Title	Fee Calculation or Carry Forward Rule	Amount Registered	Proposed Maximum Offering Price Per Unit	Maximum Aggregate Offering Price	Fee Rate	Amount of Registration Fee	Carry Forward Form Type	Carry Forward File Number	Carry Forward Initial effective date	Filing Fee Previously Paid In Connection with Unsold Securities to be Carried Forward

Newly Registered Securities

Fees to Be Paid	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a

Fees Previously Paid	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a

Carry Forward Securities

Carry Forward Securities	exchange-traded vehicle security	ProShares Short Euro Common Units of Beneficial Interest	Rule 415(a)(6)	$53,055,627	n/a	$53,055,627		$6,165	S-1	File No. 333-261092	December 3, 2021	$6,165

	Total Offering Amounts					$53,055,627		$6,165

	Total Fees Previously Paid							$6,165

	Total Fee Offsets							$0

	Net Fee Due							$0

	Security Type	Security Class Title	Fee Calculation or Carry Forward Rule	Amount Registered	Proposed Maximum Offering Price Per Unit	Maximum Aggregate Offering Price	Fee Rate	Amount of Registration Fee	Carry Forward Form Type	Carry Forward File Number	Carry Forward Initial effective date	Filing Fee Previously Paid In Connection with Unsold Securities to be Carried Forward

Newly Registered Securities

Fees to Be Paid	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a

Fees Previously Paid	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a

Carry Forward Securities(1)

Carry Forward Securities	exchange-traded vehicle security	ProShares UltraShort Euro Common Units of Beneficial Interest	Rule 415(a)(6)	$39,851,670	n/a	$39,851,670		$4,013	S-1	File No. 333-261092	December 3, 2021	$4,013

	Total Offering Amounts					$39,851,670		$4,013

	Total Fees Previously Paid							$4,013

	Total Fee Offsets							$0

	Net Fee Due							$0

(1)

Another series of the Registrant that is registering the offering of Common Units of Beneficial Interest pursuant to this Registration Statement, ProShares Ultra Bloomberg Natural Gas, is carrying forward a portion of the value of the unsold Common Units of Beneficial Interest offered thereby pursuant to the Prior S-1 Registration Statement. ProShares UltraShort Euro is not carrying forward the remaining $25,000,000 value of the unsold Common Units of Beneficial Interest offered thereby pursuant to the Prior S-1 Registration Statement. Pursuant to Rule 457(p) under the 1933 Act, the Registrant hereby offsets a portion of the remaining amount of the registration fee due in connection with the registration of $30,292,613 in additional value of Common Units of Beneficial Interest relating to ProShares Ultra Bloomberg Natural Gas by allocating the credit received from the registration fees previously paid ($2,518) in connection with unsold Common Units of Beneficial Interest relating to ProShares UltraShort Euro.

	Security Type	Security Class Title	Fee Calculation or Carry Forward Rule	Amount Registered	Proposed Maximum Offering Price Per Unit	Maximum Aggregate Offering Price	Fee Rate	Amount of Registration Fee	Carry Forward Form Type	Carry Forward File Number	Carry Forward Initial effective date	Filing Fee Previously Paid In Connection with Unsold Securities to be Carried Forward

Newly Registered Securities

Fees to Be Paid	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a

Fees Previously Paid	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a

Carry Forward Securities

Carry Forward Securities	exchange-traded vehicle security	ProShares Ultra Yen Common Units of Beneficial Interest	Rule 415(a)(6)	$41,792,144	n/a	$41,792,144		$4,856	S-1	File No. 333-261092	December 3, 2021	$4,856

	Total Offering Amounts					$41,792,144		$4,856

	Total Fees Previously Paid							$4,856

	Total Fee Offsets							$0

	Net Fee Due							$0

	Security Type	Security Class Title	Fee Calculation or Carry Forward Rule	Amount Registered	Proposed Maximum Offering Price Per Unit	Maximum Aggregate Offering Price	Fee Rate	Amount of Registration Fee	Carry Forward Form Type	Carry Forward File Number	Carry Forward Initial effective date	Filing Fee Previously Paid In Connection with Unsold Securities to be Carried Forward

Newly Registered Securities

Fees to Be Paid	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a

Fees Previously Paid	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a

Carry Forward Securities(1)

Carry Forward Securities	exchange-traded vehicle security	ProShares UltraShort Yen Common Units of Beneficial Interest	Rule 415(a)(6)	$50,975,999	n/a	$50,975,999		$5,133	S-1	File No. 333-261092	December 3, 2021	$5,133

	Total Offering Amounts					$50,975,999		$5,133

	Total Fees Previously Paid							$5,133

	Total Fee Offsets							$0

	Net Fee Due							$0

(1)

Another series of the Registrant that is registering the offering of Common Units of Beneficial Interest pursuant to this Registration Statement, ProShares Ultra Bloomberg Natural Gas, is carrying forward a portion of the value of the unsold Common Units of Beneficial Interest offered thereby pursuant to the Prior S-1 Registration Statement. ProShares UltraShort Yen is not carrying forward the remaining $25,000,000 value of the unsold Common Units of Beneficial Interest offered thereby pursuant to the Prior S-1 Registration Statement. Pursuant to Rule 457(p) under the 1933 Act, the Registrant hereby offsets a portion of the remaining amount of the registration fee due in connection with the registration of $30,292,613 in additional value of Common Units of Beneficial Interest relating to ProShares Ultra Bloomberg Natural Gas by allocating the credit received from the registration fees previously paid ($2,518) in connection with unsold Common Units of Beneficial Interest relating to ProShares UltraShort Yen.

Table 2: Fee Offset Claims and Sources

	Registrant or Filer Name	Form or Filing Type	File Number	Initial Filing Date	Filing Date	Fee Offset Claimed	Security Type Associated with Fee Offset Claimed	Security Title Associated with Fee Offset Claimed	Unsold Securities Associated with Fee Offset Claimed	Unsold Aggregate Offering Amount Associated with Fee Offset Claimed	Fee Paid with Fee Offset Source

Rule 457(p)

Fee Offset Claims	ProShares Trust II	S-1	333-261689	December 16, 2021		$22,465	exchange-traded vehicle security	ProShares Ultra Bloomberg Natural Gas Common Units of Beneficial Interest	$242,340,900	$242,340,900

Fee Offset Sources	ProShares Trust II	S-1	333-261689	December 16, 2021			exchange-traded vehicle security	ProShares UltraShort Silver Common Units of Beneficial Interest	$181,755,675	$181,755,675	$17,430

Fee Offset Sources	ProShares Trust II	S-1	333-261689	December 16, 2021			exchange-traded vehicle security	ProShares UltraShort Euro Common Units of Beneficial Interest	$30,292,613	$30,292,613	$2,518

Fee Offset Sources	ProShares Trust II	S-1	333-261689	December 16, 2021			exchange-traded vehicle security	ProShares UltraShort Yen Common Units of Beneficial Interest	$30,292,613	$30,292,613	$2,518

	Registrant or Filer Name	Form or Filing Type	File Number	Initial Filing Date	Filing Date	Fee Offset Claimed	Security Type Associated with Fee Offset Claimed	Security Title Associated with Fee Offset Claimed	Unsold Securities Associated with Fee Offset Claimed	Unsold Aggregate Offering Amount Associated with Fee Offset Claimed	Fee Paid with Fee Offset Source

Rule 457(p)

Fee Offset Claims	ProShares Trust II	S-1	333-261689	December 16, 2021		$55,620	exchange-traded vehicle security	ProShares UltraShort Bloomberg Natural Gas Common Units of Beneficial Interest	$600,000,000	$600,000,000

Fee Offset Sources	ProShares Trust II	S-3	333-253163	March 29, 2021			exchange-traded vehicle security	ProShares UltraShort Bloomberg Crude Oil Common Units of Beneficial Interest	$228,505,400	$228,505,400	$29,660

Fee Offset Sources	ProShares Trust II	S-3	333-253163	March 29, 2021			exchange-traded vehicle security	ProShares Ultra Silver Common Units of Beneficial Interest	$200,000,000	$200,000,000	$25,960